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              W. R. GRACE & CO.-CONN. (a Connecticut corporation),
                                     ISSUER


                   W. R. GRACE & CO. (a New York corporation),
                                    GUARANTOR

                                8% Notes Due 2004


                             UNDERWRITING AGREEMENT


Dated August 2, 1994


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

              W. R. GRACE & CO.-CONN. (a Connecticut corporation),
                                                        ISSUER


                   W. R. GRACE & CO. (a New York corporation),
                                                      GUARANTOR

                                8% Notes Due 2004


                             UNDERWRITING AGREEMENT


                                                                  August 2, 1994




To the Underwriters named in Schedule I


Dear Sirs:

          W. R. Grace & Co.-Conn., a Connecticut corporation (the "Company"), proposes to sell to the underwriter or underwriters named in Schedule I certain of the Company's debt securities (the "Offered Securities"), such sale of Offered Securities to be on the terms and conditions stated herein and in
Schedule II.

          The Offered Securities will be unconditionally guaranteed (the "Guarantees") as to payment of principal (and premium, if any) and interest, if any, by W. R. Grace & Co., a New York corporation and sole shareholder of the Company (the "Guarantor").

          The Offered Securities and the Guarantees will be issued under an indenture dated as of January 28, 1993 (the "Indenture") among the Company, the Guarantor and NationsBank of Georgia, National Association, trustee (the "Trustee"). The Offered Securities to be sold pursuant to this Agreement, as specified in Schedule II, and the related Guarantees are collectively referred to as the "Securities".

          As used herein, unless the context otherwise requires, the term "Underwriters" shall mean the firm or firms named as Underwriter or Underwriters in Schedule I and the term "you" shall mean the Underwriter or Underwriters, if no underwriting syndicate is purchasing the Offered Securities, or the representative or representatives of the Underwriters, if an underwriting syndicate is purchasing the Offered Securities, as indicated in Schedule I.

          The Company and the Guarantor have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 33-50983), including a basic prospectus relating to offerings of the Securities and certain other securities that may be issued by the Company, as well as a basic prospectus relating to certain securities that may be issued by the Guarantor, and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act").

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                                        2


Such registration statement has been declared effective by the Commission. As provided in Section 3(a), a prospectus supplement reflecting the terms of the Securities, the terms of the offering thereof and the other matters set forth therein has been prepared and will be filed pursuant to Rule 424 under the 1933 Act. Such prospectus supplement, in the form first filed after the date hereof pursuant to Rule 424, is herein referred to as the "Prospectus Supplement".
Such registration statement, as amended at the date hereof, including the exhibits thereto and the documents incorporated by reference therein, is herein called the "Registration Statement", and the basic prospectus included therein relating to offerings of the Securities and certain other securities that may be issued by the Company under the Registration Statement, as supplemented by the Prospectus Supplement, is herein called the "Prospectus", except that, if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to such basic prospectus as so amended or supplemented and as further supplemented by the Prospectus Supplement, in either case including the documents filed by the Guarantor with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), that are incorporated by reference therein.

          Section 1. REPRESENTATIONS AND WARRANTIES. (a) The Company and the Guarantor, jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:

          (i) On the original effective date of the Registration Statement, on the effective date of the most recent post-effective amendment thereto, if any, on the date of the filing by the Guarantor of any annual report on Form 10-K after the original filing of the Registration Statement, on the date hereof and at the Closing Time (as defined below), (a) the Registration Statement, as amended as of any such time, and the Prospectus, as amended or supplemented as of any such time, complied and will comply in all material respects with the requirements of the 1933 Act and the rules and regulations of the Commission thereunder (the "1933 Act Regulations"),
     (b) the Designated Indenture (as defined below) complied and will comply in all material respects with the requirements of the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the rules and regulations of the Commission thereunder (the "1939 Act Regulations") and (c) the Registration Statement, as amended as of any such time, and the Prospectus, as amended or supplemented as of any such time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED that the Company and the Guarantor make no representations or warranties as to any statements or omissions made in reliance upon and in conformity with information furnished or confirmed in writing to the Company or the Guarantor by or on behalf of any Underwriter through you expressly for use in the Registration Statement or the Prospectus or as to that part of the Registration Statement that constitutes the Statement of Eligibility under the 1939 Act (Form T-1) of the Trustee. At the Closing Time, the Designated Indenture will comply in all material respects with the requirements of the 1939 Act and the 1939 Act Regulations.

         (ii) The documents incorporated by reference in the Prospectus, at the time they were filed with the Commission or as amended, complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, do not and will not, on the date hereof and at the Closing Time, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

        (iii) Price Waterhouse, who have reported on certain of the financial statements included or incorporated by reference in the Registration Statement, are independent accountants within the meaning of the 1933 Act and the 1933 Act Regulations.

         (iv) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantor.

          (v) The consolidated financial statements included or incorporated by reference in the Registration Statement present fairly the consolidated financial position of the Guarantor and its consolidated subsidiaries as of the dates indicated, and the consolidated results of operations and cash flows of the Guarantor and its consolidated subsidiaries for the periods specified, in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as indicated therein. The financial statement schedules, if any, included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein when read in conjunction with the related consolidated financial statements. Except as indicated in the Prospectus, the selected financial data, if any, included therein are fairly stated in all material respects in relation to the consolidated financial statements from which they have been derived.

         (vi) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Connecticut, with full corporate power and authority under such laws to own its properties and conduct its business. The Company is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which the conduct of its business or the ownership or leasing of its properties requires such qualification, with only such exceptions as would not materially adversely affect the conduct of the business of the Guarantor and its subsidiaries considered as one enterprise.

        (vii) All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable; and all of such shares of capital stock of the Company are owned by the Guarantor free and clear of any liens, claims, equities or encumbrances in favor of others or restricting the Guarantor's disposition thereof, except that the terms of various financing arrangements of the Guarantor and the Company require the Guarantor to hold shares representing not less than 75% in voting power of all the voting stock of the Company and that certain financing arrangements effectively limit the disposition by the Guarantor of shares of capital stock of the Company.

       (viii) The Guarantor is a corporation duly incorporated and validly existing in good standing under the laws of the State of New York, with full corporate power and authority under such laws to own its properties and conduct its business. The Guarantor is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which the conduct of its business or the ownership or leasing of its properties requires such qualification, with only such exceptions as would not materially adversely affect the conduct of the business of the Guarantor and its subsidiaries considered as one enterprise.

         (ix) All of the issued and outstanding shares of capital stock of the Guarantor have been duly authorized and validly issued and are fully paid and nonassessable, and none of such shares was issued in violation of the preemptive rights of any stockholder of the Guarantor.

          (x) Each Significant Subsidiary (as defined below) of the Company is a corporation or partnership duly organized and validly existing in good standing under the laws of its jurisdiction of organization, with full corporate or other power and authority under the laws of its jurisdiction of organization to own its properties and conduct the business in which it is engaged. Each Significant Subsidiary is duly qualified to do business as a foreign corporation or partnership in good standing in all jurisdictions in which the conduct of its business or the ownership or leasing of its properties requires such qualification, with only such exceptions as would not materially adversely affect the conduct of the business of the Guarantor and its subsidiaries considered as one enterprise. "Significant Subsidiary" means any corporation (other than the Company) or partnership that is a subsidiary of the Guarantor and that, as of December 31 of the most recently completed fiscal year of the Guarantor for which financial statements are available, was a "significant subsidiary" as defined in Regulation S-X under the 1933 Act and 1934 Act or that, if acquired after such date, would have been a "significant subsidiary" as defined therein if it had been acquired as of such date.

         (xi) All of the issued and outstanding shares of capital stock of each Significant Subsidiary that is a corporation have been duly authorized and validly issued and are fully paid and nonassessable, and all partnership interests in each Significant Subsidiary that is a partnership have been duly authorized. The shares of capital stock and the partnership interests of each Significant Subsidiary owned directly or indirectly by the Guarantor are owned free and clear of any liens, claims, equities or encumbrances in favor of others or restricting the Guarantor's disposition thereof, which liens, claims, equities or encumbrances are material to the Guarantor and its subsidiaries considered as one enterprise, except for restrictions on the sale of certain shares of such stock or certain of such partnership interests by the Guarantor and certain of its subsidiaries pursuant to various financing arrangements, or partnership, joint venture or other agreements.

        (xii) The Indenture as executed is substantially in the form filed as an exhibit to the Registration Statement. Such Indenture, as supplemented by any and all supplements thereto, if any, to the date hereof and the supplement thereto, the Board Resolution and/or the Officers' Certificate (as such terms are defined in the Indenture) setting forth the terms of the Securities (such Indenture, as so supplemented by any such supplements and by such supplement, Board Resolution and/or Officers' Certificate, being herein referred to as the "Designated Indenture"), has been duly authorized by the Company and the Guarantor. The Designated Indenture, when duly executed and delivered (to the extent required by such Indenture) by the Company, the Guarantor and the Trustee, will constitute a valid and binding obligation of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

       (xiii) The Offered Securities have been duly authorized by the Company and, when executed, authenticated, issued and delivered in the manner provided for in the Designated Indenture and sold and paid for as provided herein, will constitute valid and binding obligations of the Company, entitled to the benefits of the Designated Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

        (xiv) The Guarantees have been duly authorized by the Guarantor and, when the Guarantees and Offered Securities are executed, authenticated, issued and delivered in the manner provided for in the Designated Indenture and sold and paid for as provided herein, the Guarantees will constitute valid and binding obligations of the Guarantor, entitled to the benefits of the Designated Indenture and enforceable against the Guarantor in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

         (xv) Each of the Securities and the Designated Indenture conform to the descriptions thereof contained in the Prospectus.

        (xvi) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise disclosed therein or contemplated thereby, there has been no material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business.

       (xvii) Neither the Company, the Guarantor nor any Significant Subsidiary is in violation of its certificate of incorporation (in the case of corporate subsidiaries) or its certificate of limited partnership or its partnership agreement (in the case of partnership subsidiaries) or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in the terms of any class of its preferred stock or in any contract, indenture, mortgage, loan agreement, lease or other agreement or instrument to which the Company, the Guarantor or any Significant Subsidiary is a party or by which any of them or any of their properties are bound, which violation or default is material to the Guarantor and its subsidiaries considered as one enterprise. The execution and delivery of this Agreement, the Designated Indenture, the incurrence of the obligations herein and therein set forth, the consummation of the transactions herein and therein contemplated and compliance with the terms and provisions hereof and thereof are within the corporate power of the Company and the Guarantor and do not and will not result in any violation of the certificate of incorporation or by-laws of the Company, the Guarantor or any Significant Subsidiary (or, with respect to any Significant Subsidiary that is a partnership, its certificate of limited partnership or partnership agreement) or conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property of the Company, the Guarantor or any Significant Subsidiary under, any indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company, the Guarantor or any Significant Subsidiary is a party or by which they or any of their properties are bound, or any existing applicable law, rule or regulation, or any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company, the Guarantor or any Significant Subsidiary or any of their properties, or any published rule, regulation or policy of any United States securities exchange on which any securities of the Company or the Guarantor are listed.

      (xviii) No authorization, approval, consent or license of any regulatory body or authority (other than under the 1933 Act, the 1939 Act and the securities or Blue Sky laws of the various states) is legally required of the Company or the Guarantor for the valid authorization, issuance, sale and delivery of the Securities or for the execution, delivery or performance of the Designated Indenture by the Company and the Guarantor.

        (xix) No action, suit or other proceeding at law or in equity is pending or threatened to which the Company, the Guarantor or any Significant Subsidiary is a party, and no proceeding is pending or threatened against or affecting the Company, the Guarantor or any Significant Subsidiary before or by any governmental official or commission, board or other administrative agency, wherein an unfavorable decision, ruling or finding would materially adversely affect the consummation of this Agreement or the condition (financial or otherwise), earnings, business affairs or business prospects of the Guarantor and its subsidiaries considered as one enterprise, except as may otherwise be disclosed in the Prospectus.

         (xx) The Guarantor (or the Company or one or more of their subsidiaries) holds all material licenses, certificates and permits from governmental authorities necessary for the conduct of the business of the Guarantor and its subsidiaries (considered as one enterprise) and owns, or possesses adequate rights to use, all material patents, inventions, trademarks and other rights necessary for the conduct of such business.

          (b) Any certificate signed by any officer of the Company or the Guarantor and delivered to you or to counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company and the Guarantor, jointly and severally, to each Underwriter as to the matters covered thereby.

          Section 2. PURCHASE AND SALE. (a) On the basis of the representations and warranties herein contained (except as may be otherwise specified in Schedule II) and subject to the terms and conditions herein and therein set forth, the Company agrees to issue and sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price to the Underwriters set forth in Schedule II, the principal amount of Offered Securities set forth opposite the name of such Underwriter in Schedule I.

          (b) Payment of the purchase price for, and delivery of, the Offered Securities to be purchased by the Underwriters shall be made at the date, time and location specified in Schedule II, or at such other date, time or location as shall be agreed upon by the Company and you, or as shall otherwise be provided in Section 10 (such date and time being herein called the "Closing Time"). Unless otherwise specified in Schedule II, payment shall be made to the Company by certified or official bank check or checks in New York Clearing House or similar next day funds payable to the order of the Company, against delivery to you for the respective accounts of the several Underwriters of such Offered Securities, which may be in temporary form. Such Offered Securities shall be in such authorized denominations and registered in such names as you may request in writing at least two full business days before the Closing Time. Such Offered Securities will be made available for examination and packaging by you not later than 10:00 A.M. on the business day prior to the Closing Time.

          Section 3. COVENANTS. The Company and the Guarantor covenant with each Underwriter as follows:

          (a) If reasonably requested by you in connection with the offering of the Securities, the Company and the Guarantor will prepare a preliminary prospectus supplement containing such information as you, the Company and the Guarantor deem appropriate, and, immediately following the execution of this Agreement, will prepare a Prospectus Supplement that complies with the 1933 Act and the 1933 Act Regulations and that sets forth the aggregate principal amount of the Offered Securities and the terms of the Securities not otherwise specified in the basic prospectus, the name of each Underwriter participating in the offering and the principal amount of Offered Securities that each severally has agreed to purchase, the name of each Underwriter, if any, acting as representative of the Underwriters in connection with the offering of the Securities, the price at which the Offered Securities are to be purchased by the Underwriters from the Company, any initial public offering price, any selling concession and reallowances, and such other information as you, the Company and the Guarantor deem appropriate in connection with the offering of the Securities. The Company and the Guarantor will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 under the 1933 Act and will furnish to the Underwriters as many copies of any preliminary prospectus supplement and the Prospectus as you shall reasonably request.

          (b) If, at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of Offered Securities by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Company and the

     Guarantor, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company and the Guarantor will promptly prepare and file with the Commission such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements.

          (c) During the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of Offered Securities, the Company and the Guarantor will file promptly all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act.

          (d) During the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of Offered Securities by an Underwriter or dealer, the Company and the Guarantor will inform you of any intention to file any amendment to the Registration Statement, any supplement to the Prospectus or any document that would as a result thereof be incorporated by reference in the Prospectus; will furnish you with copies of any such amendment, supplement or other document a reasonable time in advance of filing; and will not file any such amendment, supplement or other document in a form to which you or your counsel shall reasonably object; except that the Company and the Guarantor shall immediately inform you of the filing of documents pursuant to Section 14(d) of the 1934 Act and shall furnish you with copies thereof, and you or your counsel shall not be entitled to object thereto other than pursuant to Section 3(b).

          (e) During the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of Offered Securities by an Underwriter or dealer, the Company and the Guarantor will inform you immediately of, and confirm in writing, (i) the effectiveness of any amendment to the Registration Statement, (ii) the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document that would as a result thereof be incorporated by reference in the Prospectus, (iii) the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or the Prospectus Supplement, (iv) any request by the Commission for any amendment to the Registration Statement or any supplement to the Prospectus or for additional information relating thereto or to any document incorporated by reference in the Prospectus and (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, the suspension of the qualification of any of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of such purposes. The Company and the Guarantor will use their best efforts to prevent the issuance of any such stop order or of any order suspending such qualification and, if any such order is issued, to obtain the lifting thereof as soon as possible.

          (f) The Company has furnished or will furnish to you as many signed copies as you may reasonably request of the registration statement (as originally filed) and of all amendments thereto, whether filed before or after the Registration Statement became effective, copies of all exhibits and documents filed therewith or incorporated by reference therein (through the end of the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of Offered Securities by an Underwriter or dealer) and signed copies of all consents and certificates of experts, and has furnished or will furnish to you, for each of the Underwriters, one conformed copy of the registration statement (as originally filed) and of each amendment thereto.

          (g) The Company and the Guarantor will use their best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such jurisdictions as you may reasonably request and will comply to the best of their ability with such laws so as to permit sales of and dealings in the Securities, PROVIDED that neither the Company nor the Guarantor shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company and the Guarantor will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided. The Company and the Guarantor will also supply you with such information as is necessary for the determination of the legality of the Securities for investment under the laws of such jurisdictions as you may reasonably request.

          (h) The Guarantor will make generally available to its security holders as soon as practicable, but not later than 45 days after the close of the period covered thereby (90 days in case the period covered corresponds to a fiscal year of the Guarantor), an earnings statement of the Guarantor (in form complying with the provisions of Rule 158 of the 1933 Act Regulations), covering a period of 12 months beginning after (i) the effective date of the Registration Statement (but not later than the first day of the Guarantor's fiscal quarter next following such effective date) and (ii) the date hereof (but not later than the first day of the Guarantor's fiscal quarter next following the date hereof).

          (i) If and to the extent specified in Schedule II, the Company will use its best efforts to cause the Securities to be duly authorized for listing on the stock exchange or exchanges specified in Schedule II and, if required, to be registered under the 1934 Act, subject to your providing to the relevant stock exchange or exchanges any required information as to the distribution of the Securities meeting the standards of such stock exchange or exchanges.

          (j) Between the date hereof and the Closing Time or such other date as may be specified in Schedule II, neither the Company nor the Guarantor will, without your prior consent, offer or sell, or enter into any agreement to sell, in a public offering, any debt securities issued or guaranteed by the Company or the Guarantor with a maturity of more than one year (other than the Offered Securities). This limitation is not applicable to the public offering of tax exempt securities guaranteed by the Company or the Guarantor or to such other public offering of debt securities as may be specified in Schedule II.

          (k) The Company and the Guarantor have complied with all the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida statutes, and all regulations promulgated thereunder relating to issuers doing business in Cuba, and will comply with such provisions and regulations during the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of Offered Securities by an Underwriter or dealer.

          Section 4. PAYMENT OF EXPENSES. The Company and the Guarantor agree to pay and bear, jointly and severally, all costs and expenses incident to the performance of their obligations under this Agreement, including (a) the preparation, printing and filing of the registration statement (including financial statements, if any, and exhibits) as originally filed and all amendments thereto, any preliminary prospectus supplements and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters, (b) the preparation, printing and distribution of this Agreement, the Designated Indenture, the certificates representing the Securities, the Blue Sky Survey, the Legal Investment Survey and any Underwriters' Questionnaire, (c) the delivery of the Securities to the Underwriters, (d) the fees and disbursements of counsel and accountants of the Company and the Guarantor, (e) the qualification of the Securities under the applicable securities laws in accordance with Section 3(g) and any filing for review of the offering with the National Association of Securities Dealers, Inc., including filing fees and reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the Blue Sky Survey and the Legal Investment Survey, (f) any fees charged by rating agencies for rating the Securities, (g) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee, in connection with the Designated Indenture and the Securities and (h) the expenses, if any, of listing the Securities on any stock exchange.

          If this Agreement is terminated by you in accordance with the provisions of Section 5 or 9(a)(i), the Company and the Guarantor shall reimburse the Underwriters for all their out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters.

          Section 5. CONDITIONS TO UNDERWRITERS' OBLIGATIONS. Except as otherwise provided in Schedule II, the obligations of the Underwriters to purchase and pay for the Offered Securities pursuant to this Agreement are subject to the accuracy of the representations and warranties of the Company and the Guarantor contained herein or in certificates of any officer of the Company or the Guarantor delivered pursuant to the provisions hereof, to the performance by the Company and the Guarantor of their respective covenants and other obligations hereunder, and to the following further conditions:

          (a) At the Closing Time, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company or the Guarantor, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the Underwriters.

          (b) At the Closing Time you shall have received an opinion of the General Counsel of the Company and the Guarantor, dated as of the Closing Time, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

               (i) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Connecticut, with full corporate power and authority under such laws to own its properties and conduct its business.

               (ii) The Guarantor is a corporation duly incorporated and validly existing in good standing under the laws of the State of New York, with full corporate power and authority under such laws to own its properties and conduct its business.

               (iii) Each of the Company and the Guarantor is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which the conduct of its business or the ownership or leasing of its properties requires such qualification, with only such exceptions as would not materially adversely affect the conduct of the business of the Guarantor and its subsidiaries considered as one enterprise.

               (iv) All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All of such shares of capital stock of the Company are owned by the Guarantor free and clear of any liens, claims, equities or encumbrances in favor of others or restricting the Guarantor's disposition thereof, except that the terms of various financing arrangements of the Guarantor and the Company require the Guarantor to hold shares representing not less than 75% in voting power of all the voting stock of the Company and that certain financing arrangements effectively limit the disposition by the Guarantor of shares of capital stock of the Company.

               (v) All of the issued and outstanding shares of capital stock of the Guarantor have been duly authorized and validly issued and are fully paid and nonassessable, and none of such shares was issued in violation of the preemptive rights of any stockholder of the Guarantor.

               (vi) Except as disclosed in the Prospectus, each Significant Subsidiary is a corporation or partnership duly organized and validly existing in good standing under the laws of the jurisdiction of its organization and has full corporate or other power and authority to own its properties and conduct the business in which it is engaged. All of the issued and outstanding shares of capital stock of each Significant Subsidiary that is a corporation have been duly authorized and validly issued and are fully paid and nonassessable, and all the partnership interests in each Significant Subsidiary that is a partnership have been duly authorized. To the best of such counsel's knowledge, the shares of capital stock and the partnership interests of each Significant Subsidiary owned directly or indirectly by the Guarantor are owned free and clear of any liens, claims, equities or encumbrances in favor of others or restricting the Guarantor's disposition thereof, which liens, claims, equities or encumbrances are material to the Guarantor and its subsidiaries, considered as one enterprise, except for restrictions on the sale of certain shares of such stock or certain of such partnership interests by the Guarantor and certain of its subsidiaries pursuant to various financing arrangements, or partnership, joint venture or other agreements.

               (vii) The Designated Indenture has been duly authorized, executed and delivered by the Company and the Guarantor and, assuming the due authorization, execution and delivery by the Trustee, constitutes a valid and binding obligation of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (viii) The Offered Securities have been duly authorized by the Company and, assuming that the Offered Securities have been duly authenticated by the Trustee in the manner described in its certificate delivered to you at the Closing Time (which fact such counsel need not determine by an inspection of the Offered Securities), the Offered Securities have been duly executed, issued and delivered by the Company and constitute valid and binding obligations of the Company, entitled to the benefits of the Designated Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (ix) The Guarantees relating to the Offered Securities have been duly authorized by the Guarantor and, assuming that the Offered Securities have been duly authenticated by the Trustee in the manner described in its certificate delivered to you at the Closing Time (which fact such counsel need not determine by an inspection of the Offered Securities), the Guarantees have been duly endorsed on the Offered Securities, executed, issued and delivered and constitute valid and binding obligations of the Guarantor, entitled to the benefits of the Designated Indenture and enforceable against the Guarantor in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (x) Each of the Securities and the Designated Indenture conforms in all material respects as to legal matters to the descriptions thereof contained in the Prospectus.

               (xi) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantor.

               (xii)  The Indenture has been duly qualified under the 1939
             Act.

               (xiii) No authorization, approval, consent or license of any regulatory body or authority (other than under the 1933 Act, the 1939 Act and the securities or Blue Sky laws of the various states), is presently legally required of the Company or the Guarantor for the valid authorization, issuance, sale and delivery of the Securities as provided in the Prospectus, or for the execution, delivery or performance of the Designated Indenture by the Company and the Guarantor or, if so required, all such authorizations, approvals, consents and licenses, specifying the same, have been obtained and are in full force and effect.

               (xiv) To the best of such counsel's knowledge, there are no contracts, indentures, mortgages, loan agreements, leases or other documents of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement, other than those so described, referred to or filed. The existing contracts, indentures, mortgages, loan agreements, leases and other documents so described, referred to or filed are correctly described as referred to therein, and no default exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract or lease so described, referred to or filed, which default is material to the Guarantor and its subsidiaries considered as one enterprise.

               (xv) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which the Guarantor or any of its subsidiaries is or may be a party, or of which any of their properties are or may be the subject, that are required to be disclosed in the Registration Statement or Prospectus, other than those disclosed therein.

               (xvi) The descriptions in the Prospectus of such of the statutes, regulations, legal or governmental proceedings, contracts and other documents as have been included therein are accurate in all material respects and set forth the information required to be shown in the context presented.

               (xvii) The issuance and delivery of the Securities, the execution and delivery of this Agreement and the Designated Indenture, the consummation of the transactions herein and therein contemplated, and compliance with the terms hereof and thereof are within the corporate power of the Company and the Guarantor, have been duly authorized by all necessary corporate action and do not and will not (A) result in any violation of the certificate of incorporation or by-laws of the Company, the Guarantor or any Significant

             Subsidiary (or, with respect to any Significant Subsidiary that is a partnership, its certificate of limited partnership or partnership agreement) or (B) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property of the Company, the Guarantor or any Significant Subsidiary under (1) any indenture, mortgage, loan agreement, note, lease or other agreement or instrument known to such counsel to which the Company, the Guarantor or any Significant Subsidiary is a party or by which they or any of their properties are bound, or (2) any existing applicable law, rule or regulation (other than the securities or Blue Sky laws of the various states, as to which such counsel need express no opinion), or (3) any judgment, order or decree known to such counsel of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company, the Guarantor or any Significant Subsidiary or any of their properties, or (4) any published rule, regulation or policy of any United States securities exchange on which any securities of the Company or the Guarantor are listed.

               (xviii)  The Registration Statement has become effective under the 1933 Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for that purpose have been instituted or are pending or are threatened under the 1933 Act.

               (xix) The Registration Statement and the Prospectus, and each amendment or supplement thereto (except for the documents incorporated by reference therein and except for the financial statements and other financial or statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), as of their respective effective or issue dates, appear on their face to have been appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations. The Designated Indenture and the Statement of Eligibility of the Trustee on Form T-1 filed with the Commission as part of the Registration Statement appear on their face to have been appropriately responsive in all material respects to the requirements of the 1939 Act and the 1939 Act Regulations.

               (xx) The documents incorporated by reference in the Prospectus (except for the financial statements and other financial or statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion, and except to the extent that any statement in any such document is modified or superseded in a subsequently filed document or in the Prospectus), as of the dates they were filed with the Commission, appear on their face to have been appropriately responsive in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations.

               (xxi) Such counsel has participated in the preparation of the Registration Statement, the Prospectus and the documents incorporated by reference therein, and no facts have come to his attention to lead him to believe (A) that the Registration Statement or any amendment thereto (except for the financial statements and other financial or statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), on the original effective date of the Registration Statement, on the effective date of the most recent post-effective amendment thereto, if any, on the date of the filing of any annual report on Form 10-K after the filing of the Registration Statement, on the date hereof or on the date any such post-effective amendment became effective after the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that the Prospectus or any amendment or supplement thereto (except for the financial statements and other financial or statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Prospectus Supplement was issued, at the time any such amended or supplemented Prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the offering of the Securities as counsel for the Underwriters may reasonably request. In giving such opinion, such counsel may rely, as to all matters governed by laws other than the law of the State of New York and the federal law of the United States, upon opinions of other counsel, who shall be counsel satisfactory to counsel for the Underwriters, in which case the foregoing opinion shall state the belief that you and he are entitled to so rely. Such counsel may also state that he expresses no opinion on fraudulent conveyances and that, insofar as such opinion involves factual matters, he has relied, to the extent he deems proper, upon certificates of officers of the Company or the Guarantor, or both, and their subsidiaries and certificates of public officials.

          (c) At the Closing Time, you shall have received the favorable opinion of Shearman & Sterling, counsel for the Underwriters, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other Underwriters, to the effect that the opinion or opinions delivered pursuant to Section 5(b) appear on their face to be appropriately responsive to the requirements of this Agreement except, specifying the same, to the extent waived by you, and with respect to the incorporation and legal existence of the Company and the Guarantor, the Securities, this Agreement, the Designated Indenture, the Registration Statement, the Prospectus, the documents incorporated by reference therein and such other related matters as you may require. In giving such opinion such counsel may rely, as to all matters governed by laws other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to you. Such counsel may also state that they express no opinion on fraudulent conveyances and that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company or the Guarantor, or both, and its subsidiaries and certificates of public officials.

          (d) At the Closing Time, (i) the Registration Statement and the Prospectus, as they may then be amended or supplemented, shall contain all statements that are required to be stated therein under the 1933 Act and the 1933 Act Regulations and shall conform in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the 1939 Act Regulations, and neither the Registration Statement nor the Prospectus, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise disclosed therein or contemplated thereby, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business and (iii) the representations and warranties of the Company and the Guarantor set forth in Section 1(a) shall be accurate as though expressly made at and as of the Closing Time, unless any such representation and warranty expressly indicates that it is being made as of any specific date, in which case such representation and warranty shall have been true as of such date. At the Closing Time, you shall have received a certificate of the President or an Executive or Senior Vice President, and the Chief Financial Officer or the Treasurer, of each of the Company and the Guarantor, dated as of the Closing Time, to such effect.

          (e)  You shall have received the letter specified in Section 1 of
     Schedule III at the date hereof and the letter specified in Section 2 of
     Schedule III at the Closing Time.

          (f) Between the date hereof and the Closing Time, no downgrading shall have occurred in the rating accorded to any debt securities (including commercial paper) of the Company or the Guarantor, including the Offered Securities, if any, by Moody's Investors Service, Inc. or Standard & Poor's Corporation.

          (g) At the Closing Time, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may request for the purpose of enabling them to pass upon the offering of the Securities as herein contemplated, related proceedings and the matters referred to in Section 5(c) and in order to evidence the accuracy and completeness of any of the representations, warranties and statements of the Company and the Guarantor, the performance of any of the covenants of the Company and the Guarantor, or the fulfillment of any of the conditions herein contained. All proceedings taken by the Company and the Guarantor at or prior to the Closing Time in connection with the authorization, issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters and to counsel for the Underwriters.

          (h) The Securities shall have been duly authorized for listing by each of the stock exchanges specified in Schedule II, if any, subject only to official notice of issuance thereof and notice of a satisfactory distribution of the Securities.

          If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, other than by reason of any default of the Underwriters, this Agreement may be terminated by you on notice to the Company and the Guarantor at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party, except as provided in Section 4. Notwithstanding any such termination, the provisions of Sections 6, 7 and 8 shall remain in effect.

          Section 6. INDEMNIFICATION. (a) The Company and the Guarantor, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based upon an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or of any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company and the Guarantor; and

        (iii) against any and all expenses whatsoever (including fees and disbursements of counsel chosen by you, except to the extent otherwise expressly provided in Section 6(c)), reasonably incurred in investigating, preparing or defending against any litigation, any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

PROVIDED that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission (A) made in reliance upon and in conformity with information furnished or confirmed in writing to the Company or the Guarantor by or on behalf of any Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto) or (B) made in that part of the Registration Statement constituting the Statement of Eligibility under the 1939 Act (Form T-1) of the Trustee.

          Insofar as this indemnity agreement may permit indemnification for liabilities under the 1933 Act of any person who is a partner of an Underwriter or who controls an Underwriter within the meaning of Section 15 of the 1933 Act and who, at the date hereof, is a director, officer or controlling person of the Company or the Guarantor, such indemnity agreement is subject to the undertakings of the Company and the Guarantor in the Registration Statement under Item 17 thereof.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company and the Guarantor, their directors, each of their officers who signed the Registration Statement, and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished or confirmed in writing to the Company or the Guarantor by or on behalf of any Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus supplement or the Prospectus (or any amendment or supplement thereto).

          (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, which approval shall not be unreasonably withheld; PROVIDED that, if such indemnified party or parties reasonably determine that there may be legal defenses available to them that are different from or in addition to those available to such indemnifying party or parties, then such indemnifying party or parties shall not be entitled to assume such defense. If the indemnifying party or parties are not entitled to assume the defense of such action as a result of the proviso to the preceding sentence, counsel for the indemnifying party or parties shall be entitled to conduct the defense of such indemnifying party or parties and counsel for the indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties, it being understood that both such counsel will cooperate with each other to conduct the defense of such action as efficiently as possible. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall be liable under this Section 6 for any settlement of any claim or action effected without its consent.

          Section 7. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company, the Guarantor or one or more of the Underwriters in such proportions that (a) the Underwriters are responsible for that portion of such losses represented by the percentage that the underwriting discount or any other compensation to the Underwriters hereunder with respect to the offering of the Offered Securities bears to the initial public offering price of the Offered Securities and (b) the Company and the Guarantor, jointly and severally, are responsible for the balance; PROVIDED that (i) in no case shall any Underwriter be responsible for any amount in excess of such underwriting discount and other compensation with respect to the Offered Securities purchased by it (except as may be provided in any agreement among underwriters) and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company or the Guarantor, each officer of the Company or the Guarantor who signed the Registration Statement, and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company and the Guarantor.

          Section 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. The representations, warranties, indemnities and agreements contained in this Agreement or in certificates of officers of the Company or the Guarantor delivered pursuant hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, the Guarantor or any Underwriter or controlling person and will survive delivery of and payment for the Offered Securities.

          Section 9. TERMINATION OF AGREEMENT. (a) You may terminate this Agreement, by notice to the Company and the Guarantor, at any time at or prior to the Closing Time (i) if there has been, since the respective dates as of which information is given in the Registration Statement and Prospectus, except as otherwise disclosed therein or contemplated thereby, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if (1) there has occurred any outbreak or escalation of hostilities or other calamity or crisis or (2) trading in any securities of the Company or the Guarantor has been suspended by the Commission or a United States securities exchange, or if trading generally on the New York Stock Exchange, on any stock exchange specified in Schedule II or in the over-the-counter market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by such exchange or by order of the Commission or any other governmental authority, the effect of any of which is such as to make it, in your judgment, impracticable to market the Offered Securities or enforce contracts for the sale of Offered Securities or
(iii) if a banking moratorium has been declared by either federal or New York authorities.

          (b)  If this Agreement is terminated pursuant to Section 5 or this
Section 9, the Company and the Guarantor shall not be liable to any of the Underwriters for damages on account of loss of anticipated profits arising out of the transactions covered by this

Agreement. Notwithstanding any such termination, the provisions of Sections 4, 6, 7 and 8 shall remain in effect.

          Section 10. DEFAULT. If one or more of the Underwriters shall fail at the Closing Time to purchase the Offered Securities that it or they are obligated to purchase (the "Defaulted Offered Securities"), you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Offered Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, you have not completed such arrangements within such 24-hour period, then:

          (a) if the aggregate principal amount of Offered Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the aggregate principal amount of the Offered Securities to be purchased, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the aggregate principal amount of Offered Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase exceeds 10% of the aggregate principal amount of the Offered Securities to be purchased, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Guarantor.

          No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          In the event of any default by an Underwriter as set forth in this
Section 10, either you or the Company and the Guarantor shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

          Section 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed as set forth in Schedule I. Notices to the Company or the Guarantor, or both of them, shall be directed to them at One Town Center Road, Boca Raton, Florida 33486-1010, attention of Treasurer (with a copy to the Secretary).

          Section 12. PARTIES. The agreement herein set forth is made solely for the benefit of the several Underwriters, the Company and the Guarantor and, to the extent expressed, any person controlling the Company, the Guarantor or any of the Underwriters, and the directors of the Company and the Guarantor, their officers who have signed the Registration Statement, and their respective executors, administrators, successors and assigns and, subject to the provisions of Section 10, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from any Underwriter of the Offered Securities. If there are two or more Underwriters, all of their obligations hereunder are several and not joint.

          Section 13. GOVERNING LAW AND TIME. This Agreement shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Specified times of day refer to New York City time.

          Section 14. COUNTERPARTS. This Agreement may be executed in one or more counterparts and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

          -------------------------------------------------------------




24976/NYL2

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Guarantor and each Underwriter in accordance with its terms.

                                   Very truly yours,

                                   W. R. GRACE & CO.-CONN.


                                   By /s/ Peter Houchin
                                      ------------------------------------------
                                        Name and Title:  Peter Houchin
                                        --------------    Senior Vice President
                                                            and Treasurer


                                   W. R. GRACE & CO.



                                   By /s/ Peter Houchin
                                      ------------------------------------------
                                        Name and Title:  Peter Houchin
                                        --------------    Senior Vice President
                                                            and Treasurer


CONFIRMED AND ACCEPTED as of
  the date first above written:

J.P. Morgan Securities Inc.
Citicorp Securities, Inc.
Merrill Lynch, Pierce,
  Fenner & Smith Incorporated
Salomon Brothers Inc

By:  J.P. Morgan Securities Inc.



By /s/ Maria Sramek
   -------------------------------------
     Name and Title:  Maria Sramek
     --------------   Vice President

                                                                      SCHEDULE I
                                                                              to
                                                          Underwriting Agreement
                                                            Dated August 2, 1994



                             W. R. GRACE & CO.-CONN.
                                W. R. GRACE & CO.
                                8% NOTES DUE 2004





        Underwriter                                      Principal Amount of
        -----------                                   Offered Securities to be
                                                              Purchased
                                                      ------------------------

J.P. Morgan Securities Inc.. . . . . . . . . . . . . .       $75,000,000
Citicorp Securities, Inc.. . . . . . . . . . . . . . .        75,000,000
Merrill Lynch, Pierce,
   Fenner & Smith Incorporated . . . . . . . . . . . .        75,000,000
Salomon Brothers Inc . . . . . . . . . . . . . . . . .        75,000,000
                                                            ------------

                                                            $300,000,000
                                                            ------------
                                                            ------------

Notices to Underwriters:

               All notices hereunder to any Underwriter shall be addressed to it, c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260
Attention: Capital Markets, 4th Floor.

                                                                     SCHEDULE II
                                                                              to
                                                          Underwriting Agreement
                                                            Dated August 2, 1994


                               W. R. GRACE & CO.-CONN.
                                  W. R. GRACE & CO.

                            PRICE DETERMINATION AGREEMENT

                                  8% NOTES DUE 2004

A.    General

     Current ratings:  Baa3/BBB-

     Closing date, time and location: August 9, 1994; 10:00 a.m.; offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York

B.    Terms of Offered Securities

     Principal amount to be issued:  $300,000,000

     Interest rate: 8%, payable semi-annually in arrears each February 15 and August 15, commencing February 15, 1995

     Date of maturity:  August 15, 2004

     Redemption provisions:  None

     Sinking fund requirements:  None

     Initial public offering price: 99.794% of the principal amount plus accrued interest from August 9, 1994.

     Purchase price: 99.144% of the principal amount plus accrued interest from August 9, 1994 (payable in next day funds).

     Listing requirement:  None

     Delayed delivery contracts:  Not authorized

C.   Lock-up period:

     (i)  Last day of lock-up period contemplated by Section 3(j):  August 9,
          1994

     Exclusion contemplated by last sentence of Section 3(j) (if any):  none

                                                                    SCHEDULE III
                                                                              to
                                                          Underwriting Agreement
                                                            dated August 2, 1994



                   MATTERS TO BE COVERED BY LETTER OR LETTERS
                           OF INDEPENDENT ACCOUNTANTS

Price Waterhouse shall have furnished to you the following letters (in each case in form and substance satisfactory to you):

(1) At the date hereof, a letter, dated the date hereof, in form and substance satisfactory to you, to the effect that:

   (a) They are independent certified public accountants with respect to the Guarantor within the meaning of the Securities Act of 1933 (the "1933 Act") and the applicable published rules and regulations thereunder (the "1933 Act Regulations");

   (b) In their opinion, the consolidated financial statements of the Guarantor and its subsidiaries audited by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations with respect to registration statements on Form S-3 and, to the extent applicable, the Securities Exchange Act of 1934 (the "1934 Act") and the published rules and regulations thereunder (the "1934 Act Regulations") with respect to annual reports on Form 10-K;

   (c) On the basis of procedures (but not an audit in accordance with generally accepted auditing standards) consisting of:

      (i) a reading of the minutes of all meetings of the Guarantor's shareholders, Board of Directors, Audit Committee and Financing Committee since December 31 of the year ending at least one year prior to the date of such letter as set forth in the minute books through a specified date not more than five business days prior to the date of delivery of such letter;

      (ii) performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Accounting Standards No. 71, Interim Financial Information, on the unaudited interim financial statements of the Guarantor and its consolidated subsidiaries included or incorporated by reference in the Prospectus; and

      (iii) making inquiries of certain officials of the Guarantor who have responsibility for financial and accounting matters regarding the specific items for which representations are requested below;

      nothing has come to their attention as a result of the foregoing procedures that caused them to believe that:

                                      III-2

             (A) the unaudited interim financial statements, if any, included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and, to the extent applicable, the 1934 Act and the 1934 Act Regulations applicable to quarterly reporting on Form 10-Q;

             (B) any material modifications should be made to the unaudited interim financial statements, if any, included or incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

   (d) In addition to their audits, inspections, inquiries and other procedures referred to therein, they have performed such other procedures, specified by you, not constituting an audit, as they have agreed to perform and report on with respect to certain amounts, percentages, numerical data and other financial information in the Registration Statement, the Prospectus and the exhibits to the Registration Statement or in the documents incorporated by reference in the Prospectus, and have compared certain of such amounts, percentages, numerical data and financial information with, and have found such items to be in agreement with or derived from, the detailed accounting records of the Guarantor and its consolidated subsidiaries.

(2) At the Closing Time, a letter dated the Closing Time (the "Closing Letter") to the effect that:

   (a) They reaffirm as of the date of the Closing Letter (and as though made on the date of the Closing Letter) all statements made in the letter dated on the date of the Agreement, if any, except that the inquiries and procedures specified therein shall have been carried out to a specified date not more than five days prior to the date of the Closing Letter.

   (b) On the basis of the inquiries and procedures referred to in Section 1(c) of Schedule III (but carried out to the specified date referred to in Section 2(a) of Schedule III), nothing came to their attention that caused them to believe that, from the date of the latest balance sheet or statement of operations, as the case may be, of the Guarantor and its subsidiaries included or incorporated by reference in the Prospectus to such specified date, there was:

      (i) any change (other than by issuance of shares pursuant to the exercise of stock options or otherwise related to employee benefit plans, pursuant to conversions of convertible securities or pursuant to business acquisitions) in the Common Stock of the Guarantor, as compared with the amount shown in such latest balance sheet, or any issuance of shares of any other class of capital stock of the Guarantor; or

      (ii) any increase in the total amount of consolidated short-term and long-term debt of the Guarantor and its consolidated subsidiaries (excluding debt or subsidiaries principally engaged in business outside the United States and Canada); except in all instances for changes, increases or decreases that the

                                      III-3


             Prospectus discloses have occurred or may occur or that are described in the Closing Letter.

   (c) Such letter shall further state that, in addition to their audits, inspections, inquiries and other procedures referred to therein, they have performed such other procedures, specified by you, not constituting an audit, as they have agreed to perform and report on with respect to certain amounts, percentages, numerical data and other financial information in the Registration Statement, the Prospectus and the exhibits to the Registration Statement or in the documents incorporated by reference in the Prospectus, and have compared certain of such amounts, percentages, numerical data and financial information with, and have found such items to be in agreement with or derived from, the detailed accounting records of the Guarantor and its consolidated subsidiaries.